UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2009

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Services Agreement Amendment:
Effective May 1, 2009, we amended the services agreement dated as of September 26, 2008 between Samson Dental Practice Management, LLC and Ferrellgas, L.P. to decrease the monthly payment amounts from $20,000 per month to $17,500 per month. Samson Dental Practice Management, LLC is a company wholly-owned by James E. Ferrell.

IRS Notice:
In accordance with Internal Revenue Service Regulation Section 301.6223(g)-1(a)(2), Ferrellgas, Inc., the Tax Matters Partner (TMP) of Ferrellgas Partners, L..P. (FGP), is hereby notifying the partners of FGP that it has received from the Internal Revenue Service (IRS) the Summary Report of the final partnership administrative adjustment on the IRS examination for the periods ended December 31, 2004 and December 31, 2005. The Summary Report concludes the partnership’s returns for the taxable years ended December 31, 2004 and December 31, 2005 are accepted as filed with no adjustments.

In accordance with Internal Revenue Service Regulation Section 301.6223(g)-1(b)(1)(i), the TMP of FGP is hereby notifying its partners that the TMP has agreed to schedule a closing conference with the examining agent. Under the provisions of Internal Revenue Code (IRC) section 6224(b), the partnership and its TMP intend to waive the right to a closing conference. The partners have a right to participate in a closing conference or may also agree to waive the right to a closing conference. Partners wanting to participate in a closing conference must notify the TMP in writing no later than June 1, 2009 of their desire to participate. Notification may be sent to Ferrellgas, Inc., One Liberty Plaza, MD 22, Liberty, MO 64068. If no response is received by partners, it will be deemed as consent by the partner to waive the closing conference in accordance with IRC section 6224(b).

In addition to agreeing the 2004 and 2005 tax returns will be accepted as originally filed, FGP, the TMP and the Commissioner of Internal Revenue intend to enter into a Closing Agreement on Final Determination under IRC Sections 6224(c) and 7121. The Closing Agreement resolves certain matters concerning the future valuation of real estate interests to be used for certain depreciation computations. The closing agreement will be in effect for a 5 year period commencing with the 2009 tax reporting year. We do not expect the new approach to determining real estate values will have a significant impact on the unitholders. The closing agreement further states the real estate values that have been reported on the 2006 and 2007 tax returns as originally filed will be accepted as well.

The signing of the Closing Agreement by FGP and the TMP shall bind the partners to the agreement unless a partner elects to opt out by complying with the requirements of Regulation Section 301.6224(c)-1(a)(2). Partners have until June 1, 2009 to file with the Internal Revenue Service a statement not to be bound as described in Regulation Section 301.6224(c)-1(c). This statement should be mailed to Internal Revenue Service, Ogden, Utah 84201.

Item 9.01 Financial Statements and Exhibits.

99.1 Amendment No. 1 to Shared Services Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

May 4, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer

Ferrellgas Partners Finance Corp.

May 4, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

May 4, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer

Ferrellgas Finance Corp.

May 4, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

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Exhibit Index

Exhibit No.	Description

99.1	Amendment No. 1 to Shared Services Agreement